Exhibit 10.24
***Text Omitted and Filed Separately
With Securities and Exchange Commission
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2 of the
Securities Exchange Act of 1934, as amended

AMENDMENT TWO TO THE THIRD AMENDMENT TO TRADEMARK LICENSE AND SUPPLY AGREEMENT
This Amendment Two to the Third Amendment to Trademark License and Supply Agreement dated November 3, 2017 (this “Amendment” and the “Effective Date”) amends the Third Amendment dated March 17, 2016 (as amended effective September 12, 2016 by the First Amendment to the Third Amendment, the “Third Amendment”) to the Trademark License and Supply Agreement by and between Mission Pharmacal Company (“Mission”) and Retrophin, Inc. (together with its affiliates, “Retrophin”) dated May 28, 2014 (“Agreement Effective Date”) (as amended by the amendments dated July 28, 2014 and September 30, 2015 and by the Third Amendment, the “Agreement”).
WHEREAS, Mission and Retrophin have mutually agreed to amend the Budget for the Development Project, extend the Term, and provide for certain details related to filing and prosecuting a patent application related to [...***...] formulation of Thiola arising from the Development Project. The amendments section of this Amendment set forth below in Section 1.0 shall amend and restate and replace in its entirety Sections in the Third Amendment and Agreement, or add new Sections to them, as of the Effective Date, as indicated below. The below noted sections shall be incorporated into the Agreement as binding Sections of the Agreement on the Parties.
NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is agreed that the Agreement shall be amended as follows:

1.0	Amendments

(a)	Exhibit B attached hereto will replace Exhibit B to the Third Amendment.

(b)	Amend and replace Section 2.0(b) of the Third Amendment, which amended Section 10.0 of the Agreement with the following:
“(b) Amended Section 10.0.
10.0 Term. This Agreement shall be effective as of the Effective Date and, subject to earlier termination as set forth in Section 18.0 or 21.0, shall continue until the later of (1) [...***...] ([...***...]) years and (ii) [...***...] (the “Initial Term”). This Agreement shall automatically renew thereafter for periods of [...***...] ([...***...]) [...***...] (each, a “Renewal Term”).”

(c)	Insert new Section 2.0(e) of the Third Amendment, as follows:
“(e)    A new definition of “Product” shall be inserted in alphabetical order in Section 2.0 of the Agreement as follows: “Product” shall mean all pharmaceutical compositions containing tiopronin, including all dosages and formulations of tiopronin.”

(d)	Amend and replace Section 2.0(d) of the Third Amendment, which amended Exhibit B of the Agreement, with the following:
“(d) Amended Exhibit B:
Without limiting the generality of the “Product” definition in the body of the Agreement, “Product will include all dosages and formulations of tiopronin.”

(e)	Amend Article 1.0 of the Third Amendment to add a Section 1.7 as follows:
“1.7    Patents to the Results of the Development Project. The Parties have agreed for Mission through its outside counsel, [...***...] (“Counsel”), to prepare and file a United States patent application and PCT filing thereof directed to certain Project Know-How regarding [...***...] formulation of tiopronin (the “Application”) and have agreed to the following in relation to the Application and any resulting Licensed Patents:

i.	Retrophin shall bear the costs of such preparation and filing for such preparation and filing.

ii.
Retrophin shall bear the costs of further prosecution of the Application, pursuant to written budgets mutually agreed upon in writing by the Parties on an annual basis after the initial filing of the Application.

iii.
Retrophin shall have the right to review, comment upon, and approve the Application prior to its being filed. The Parties shall reasonably cooperate with each other with respect to the preparation and filing of the Application.

iv.
Retrophin shall have the right to review, comment upon, and approve of all filings and submissions related to the prosecution of the Application. Mission shall instruct Counsel to copy Retrophin on all correspondence related to the Application, including without limitation office actions and proposed responses thereto. The Parties shall reasonably cooperate with respect to prosecution of the Application.

v.
Notwithstanding Section 1.1 of this Third Amendment, Project Know-How as used in this Section is defined as follows: “Project Know-How” shall mean all inventions, data, information, formulations, and trade secrets arising from, or invented or created pursuant to, the Development Project.

vi.
Intellectual property in the Project Know-How, including patent applications and patents directed to the same, shall be defined as “Project IP,” and shall be owned by Mission, subject to the licenses to Retrophin provided for in the Second Amendment to the Third Amendment (i.e., this amendment).

vii.
“Licensed Patents” shall mean (a) the Application; (b) all patent applications having at least one claim covering a Product or claiming priority to or common priority with the Application (including all such PCT and foreign applications), and all divisionals, continuations, continuations-in-part, and substitutions of any of the foregoing; (c) all patents issuing on any of the foregoing, together with all re-examinations, re-issues, and extensions thereof; and (d) all counterparts to any of the foregoing outside the U.S.

viii.
Mission hereby grants to Retrophin an exclusive (even as to Mission) fully paid, irrevocable, perpetual patent license to market, sell and commercialize Products manufactured by Mission as long as Retrophin continues to be a party to the current Trademark License and Supply Agreement between the Parties, such license to be sublicensable to any wholly-owned subsidiary or parent entity of Retrophin.

ix.
Retrophin shall have the right to enforce the Licensed Patents against infringement and alleged infringement involving any Product(s), retaining all recoveries. The Parties agree to cooperate in any such enforcement, at Retrophin’s expense (on a pass-through basis with no markup), including being named as party-plaintiff if needed for standing or other legal purpose.

x.
On or after the filing date of the Application, Mission may elect to file a derivative patent application (the “Derivative Application”) that includes Project Know-How, provided that such Derivative Application shall not, at any time, contain a claim covering a Product. Any Derivative Application, and any patent issuing therefrom, that includes at any time a claim covering a Product shall immediately become and thereafter remain a Licensed Patent to which Retrophin receives an exclusive license in accordance with Section 1.7(viii) above.”

(f)	Add a new Section 2.0(f) of the Third Amendment as follows:
“(f)    Amend and replace Section 12.0 of the Agreement ([...***...]) with the following:
“[...***...].”

(g)	Add a new Section 2.0(g) of the Third Amendment as follows:
“Exhibit E: Master Services Agreement is hereby removed as an exhibit to this Agreement.”

(h)	Amend Retrophin’s address in Section 25.3 of the Agreement as follows:
“
If to Retrophin, Inc.
3721 Valley Centre Drive, Suite 200
San Diego, CA 92130
Attn: Legal Department

Email: Legal@Retrophin.com
Fax: 858-792-0431”
2.0    Except as set forth above, the Third Amendment and the Agreement shall remain in full force and effect.
3.0    All noted Amendments to the Agreement, and to such Amendments, including this Amendment, and the Agreement, together constitute the entire agreement of the parties hereto with respect to the topics addressed therein and supersedes any and all prior agreements, whether oral or in writing between the parties hereto with respect to subject matter hereof. This Amendment may not be amended, modified or supplemented except by written agreement of the parties hereto. This Amendment may be executed in one or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.
IN WITNESS HEREOF, the undersigned have executed this Amendment on the day and year first above written.
[SIGNATURE PAGE FOLLOWS]

RETROPHIN, INC.                    MISSION PHARMACAL COMPANY

By: /s/ Laura Clague                    By: /s/ Max Martin
Name: Laura Clague                    Name: Max Martin
Title: Chief Financial Officer                Title: Chief Operating Officer

Exhibit B - Budget and Anticipated Timeline

Exhibit B	Revised Remainder 2017 as of [...***...]	Revised Calender 2018 as of [...***...]	Revised 2019 as of [...***...]	Revised Budget Total
Manufacturing
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Subtotal	[...***...]	[...***...]	[...***...]	[...***...]
Regulatory & Development Strategy	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
CMC Support
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Clinical Program
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
NDA Preparation Modules 1, 2, & 3 and Remaining NDA sections	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
...***...	[...***...]	[...***...]	[...***...]	[...***...]
...***...	[...***...]	[...***...]	[...***...]	[...***...]
...***...	[...***...]	[...***...]	[...***...]	[...***...]
Third Party Pass-Through Costs ([...***...])
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]

[***Confidential Treatment Requested...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Study Set up and Monitoring, Analysis and report
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Other Pass-Through costs	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Subtotal	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...]	[...***...]	[...***...]	[...***...]	[...***...]
[...***...][...***...]	[...***...]	[...***...]	[...***...]	[...***...]
Subtotal	[...***...]	[...***...]	[...***...]	[...***...]
PROJECT Total	[...***...]	[...***...]	[...***...]	[...***...]